INVESCO MONEY MARKET FUNDS, INC.

        Supplement to Investor Class Prospectus dated September 30, 1999

The existing class of shares of INVESCO Cash Reserves Fund is hereby designated as "Investor Class."

The section of the Prospectus entitled "Fees And Expenses - Annual Fund Operating Expenses That Are Deducted From Fund Assets" is amended to (1) delete the table and the footnotes and (2) substitute the following, respectively, in their place:

      ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

      CASH RESERVES FUND
      Management Fee                                  0.40%
      Distribution and Service (12b-1) Fees           None
      Other Expenses(1)(2)(3)                         0.58%
                                                      -----
      Total Annual Fund Operating Expenses(1)(2)(3)   0.98%
                                                      =====

      TAX-FREE MONEY FUND
      Management Fee                                  0.50%
      Distribution and Service (12b-1) Fees           None
      Other Expenses(1)(2)(3)                         0.57%
                                                      -----
      Total Annual Fund Operating Expenses(1)(2)(3)   1.07%
                                                      =====

      U.S. GOVERNMENT MONEY FUND
      Management Fee                                  0.50%
      Distribution and Service (12b-1) Fees           None
      Other Expenses(1)(2)(3)                         0.65%
                                                      -----
      Total Annual Fund Operating Expenses(1)(2)(3)   1.15%
                                                      =====

      (1)Each Fund's actual Total Annual Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
      (2)The expense information presented in the table has been restated from the financials to reflect a change in the administrative services and transfer agency fees.
      (3)Certain expenses of each Fund were absorbed voluntarily by INVESCO pursuant to commitments to those Funds. These commitments may be changed at any time following consultation with the board of directors. After absorption, Cash Reserves Fund's Other Expenses and Total Annual Fund Operating Expenses were 0.50% and 0.90%, respectively, of the Fund's average net assets; Tax-Free Money Fund's Other Expenses and

         Total Annual Fund Operating Expenses were 0.32% and 0.82%, respectively, of the Fund's average net assets; and U.S. Government Money Fund's Other Expenses and Total Annual Fund Operating Expenses were 0.36% and 0.86%, respectively, of the Fund's average net assets.

The section of the Prospectus entitled "Fees And Expenses - Example" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

      The Example assumes that you invested $10,000 in a Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that a Fund's operating expenses remained the same. Although the actual costs and performance of a Fund may be higher or lower, based on these assumptions your costs would have been:

                                     1 Year      3 Years     5 Years    10 Years
      Cash Reserves Fund             $  100      $  312      $  542     $1,201
      Tax-Free Money Fund            $  109      $  340      $  590     $1,306
      U.S. Government Money Fund     $  117      $  365      $  633     $1,398

The section of the Prospectus entitled "How To Buy Shares" is amended to add the following sentence at the end of the first paragraph:

      If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund
      - Investor Class, a series of INVESCO Money Market Funds, Inc.

The section of the Prospectus entitled "Your Account Services" is amended to add
the  following  new  subsection   after  the  subsection   entitled   "Telephone
Transactions":

      HOUSEHOLDING. To save money for the Funds, INVESCO will send only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all of your required mailings.

This Supplement supercedes the Supplements dated January 31, 2000 and April 1, 2000.

The date of this Supplement is June 1, 2000.

                        INVESCO MONEY MARKET FUNDS, INC.

            Supplement to Class C Prospectus dated February 15, 2000

The section of the Prospectus entitled "Fees And Expenses - Annual Fund Operating Expenses That Are Deducted From Fund Assets" is amended to (1) delete the table and (2) substitute the following in its place:

      ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

      CASH RESERVES FUND - CLASS C
      Management Fee                                  0.40%
      Distribution and Service (12b-1) Fees(1)        1.00%
      Other Expenses(2)                               0.58%
                                                      -----
      Total Annual Fund Operating Expenses(2)         1.98%
                                                      =====

The footnotes are not affected by these changes.

The section of the Prospectus entitled "Fees And Expenses - Examples" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

      The Examples assume that you invested $10,000 in Class C shares of the Fund for the time periods indicated. The first Example assumes that you redeem all of your shares at the end of each period. The second Example assumes you keep your shares. Both Examples also assume that your investment had a hypothetical 5% return each year and that the Fund's Class C shares' operating expenses remained the same. Although the actual costs and performance of the Fund's Class C shares may be higher or lower, based on these assumptions your costs would have been:

      IF SHARES ARE REDEEMED             1 year    3 years    5 years   10 years
      Cash Reserves Fund - Class C       $  301    $  621     $1,068    $2,251


      IF SHARES ARE NOT REDEEMED         1 year    3 years    5 years   10 years
      Cash Reserves Fund - Class C       $  201    $  621     $1,068    $2,251


The date of this Supplement is June 1, 2000.

                        INVESCO MONEY MARKET FUNDS, INC.

               Supplement to Statement of Additional Information
                             dated February 15, 2000


The section of the Statement of Additional Information entitled "Management of the Funds Transfer Agency Agreement" is amended to (1) delete the first sentence of the second paragraph and (2) substitute the following in its place:

      The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $29.50 per shareholder account, or, where applicable, per participant in an omnibus account. Prior to June 1, 2000, this fee was $27.00.

The date of this Supplement is June 1, 2000.